UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2011

American Energy Fields, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-152023	26 - 1657084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3266 W. Galveston Drive #101 Apache Junction, AZ	95120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 288-6530

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

AMERICAN ENERGY FIELDS, INC.

Item 1.01  Entry into a Material Definitive Agreement.

On March 4, 2011, the Company entered into subscription agreements (the “Agreements”) with certain investors (the “Investors”) whereby it sold an aggregate of 11,689,980 units (the “Units”) consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and one five year warrant to purchase one additional share of Common Stock at an exercise price of $0.50 per share (the “Warrants”) for a per Unit purchase price of $0.50 and an aggregate purchase price of $5,844,990 (the “Offering”).  As part of the Offering, and as further described in the Company’s Current Reports on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on December 21, 2010, January 5, 2011, February 23, 2011 and February 28, 2011, the Company previously sold an aggregate of 24,450,783 Units for an aggregate purchase price of $12,225,391.50 (the "Prior Offerings").

The Company has entered into registration rights agreements (the “Registration Rights Agreements”) with Unit purchasers, pursuant to which the Company has agreed to file a “resale” registration statement with the SEC covering all shares of the Common Stock sold in the Offering and underlying any Warrants, as well as Common Stock underlying the warrants issued to the placement agent(s) within 60 days (the “Filing Date”).  The Company has agreed to maintain the effectiveness of the registration statement from the effective date until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Company has agreed to use its reasonable best efforts to have the registration statement declared effective within 120 days (the “Effectiveness Deadline”).

The Company is obligated to pay to Investors a fee of 1% per month of the Investors’ investment, payable in cash, for every thirty (30) day period up to a maximum of 6%, (i) following the Filing Date that the registration statement has not been filed and (ii) following the Effectiveness Deadline that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company registers at such time the maximum number of shares of common stock permissible upon consultation with the staff of the SEC.  Furthermore, if the Company is unable to fulfill its registration obligations as a result of actions taken by the SEC pursuant to its authority with respect to “Rule 415”, each Investor will have the right to decide which Registrable Securities (as that term is defined in the Registration Rights Agreement”) held by such Investor, will be registered on such registration statement.

The Warrants may be exercise until the fifth anniversary of their issuance at a cash exercise price of $0.50 per share, subject to adjustment.  Only in the event the Company fails to file a registration statement or have it declared or remain effective, the warrants may, during such period, be exercised on a “cashless” basis, unless the Company is unable to fulfill its registration obligations to file or maintain effectiveness of such registration statement as a result of “Rule 415”.  Additionally, the Company is required to compensate the Investor for failure to deliver certificates representing shares of Common Stock issuable upon exercise of Warrants within three (3) trading days of such exercise.  Furthermore, in the event of a “Fundamental Transaction” (as that term is defined in the Warrant), and upon any subsequent of exercise of the Warrant, the holder of such Warrant shall have the right to receive, for each share of Common Stock that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of  Common Stock of the successor or acquiring corporation, or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction.  Additionally, if the Fundamental Transaction is (i) an all cash transaction, (ii) a “Rule 13e-3 transaction” or (iii) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, the Company (or successor entity), at the holder’s option, exercisable for thirty (30) days after consummation of such Fundamental Transaction, shall purchase the Warrant from the holder by paying to the holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of the Warrant on the date of the consummation of such Fundamental Transaction.

In connection with the Offering, the Company paid aggregate placement agent fees consisting of (i) $584,500 and (ii) Warrants to purchase 1,159,000 shares of the Common Stock, with the same terms as the Warrants issued to the Investors.  In connection with the Prior Offerings, the Company previously paid aggregate placement agent fees consisting of (i) $1,000,012.10 and (ii) Warrants to purchase 5,349,990 shares of Common Stock, with the same terms as the Warrants issued to the Investors.

The foregoing is not a complete summary of the terms of the offering described in this Item 1.01 and reference is made to the complete text of the Subscription Agreement, the Warrant and the Registration Rights Agreement, attached as exhibits to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2011, and hereby incorporated by reference.

Item 3.02  Unregistered Sales of Equity Securities.

As described in Item 1.01 above, which information that is required to be disclosed under this Item 3.02 is hereby incorporated by reference into this Item, on March 4, 2011, the Company issued and sold 11,689,980 Units, with each Unit consisting of one share of Common Stock and one Warrant.   The Units were all sold and/or issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to Regulation S promulgated under the Securities Act, were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) or Rule 903 of Regulation S, under the Securities Act and corresponding provisions of state securities laws.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement (Incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2011)
10.2	Form of Warrant (Incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2011)
10.3	Form of Registration Rights Agreement (Incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2011)
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2011	AMERICAN ENERGY FIELDS, INC.

	By:	/s/ Joshua Bleak
Name: Joshua Bleak
Title: President

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Subscription Agreement (Incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2011)
10.2	Form of Warrant (Incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2011)
10.3	Form of Registration Rights Agreement (Incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2011)
99.1	Press Release